Property and Equipment, Net	12 Months Ended
Dec. 31, 2024
Property and Equipment, Net [Abstract]
PROPERTY AND EQUIPMENT, NET
5.	PROPERTY AND EQUIPMENT, NET

Property and equipment, net consisted of the following:

	As of December 31, 2024	As of December 31, 2023

Buildings	$25,838	$26,249
Office equipment	2,887	3,181
Machinery and tools	1,562	1,736
Vehicles	31,007	35,338
Leasehold improvements	5,776	5,632
Constructions in progress	28,479	3,255
Subtotal	95,549	75,391
Less: accumulated depreciation and amortization	(35,581)	(34,322)
Property and equipment, net	$59,968	$41,069

As of December 31, 2024 and 2023, property and equipment with net book value amounted to approximately $16.3 million and $17.6 million, respectively, were pledged for obtaining various loans (See Note 10 Notes payables and Note 11 Bank loans).

Depreciation and amortization expenses for the years ended December 31, 2024, 2023 and 2022, amounted to approximately $6.4 million, $6.4 million and $7.0 million, respectively. For the years ended December 31, 2024, 2023 and 2022, depreciation and amortization included in the cost of revenue were approximately $5.7 million, $5.7 million and $6.1 million, respectively. For the years ended December 31, 2024, 2023 and 2022, depreciation and amortization included in selling, general and administrative expenses were approximately $0.7 million, $0.7 million and $0.9 million, respectively.